SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 1998

                        CIT Home Equity Loan Trust 1998-1
             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)

       001-14393                                          22-3599147
(Commission File Number)                       (IRS Employer Identification No.)

                            c/o The Bank of New York
                               101 Barclay Street
                            New York, New York 10286
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (212) 815-2297

                                       N/A
         (Former name or former address, if changed since last report.)

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Item 2. Acquisition or Disposition of Assets.

      On August 10, 1998, The CIT Group Securitization Corporation III (the "Company") sold $341,424,000 aggregate principal amount of Home Equity Loan Asset Backed Certificates, Series 1998-1. The Offered Certificates were offered for sale to the public pursuant to a prospectus supplement dated July 31, 1998 to the prospectus dated April 8, 1997 (the "Prospectus"). The Class B-2, B-3, B-4, IO-X1, IO-X2, R-I and R-II Certificates were sold privately or retained by the Company.

      The Certificates represent an ownership interest in the CIT Home Equity Loan Trust 1998-1 (the "Trust"). The Trust was created, and the Certificates were issued, pursuant to a Pooling and Servicing Agreement annexed hereto as
Exhibit 4.1 (the "Agreement").

      The property of the Trust primarily consists of a pool of home equity mortgage loans (the "Mortgage Loans") and certain other property described in the Prospectus.

      All of the Mortgage Loans were acquired by the Company from The CIT Group/Consumer Finance, Inc. ("CITCF") pursuant to the terms of a Purchase Agreement annexed hereto as Exhibit 10.1, and sold by the Company to the Trust pursuant to the Agreement. Some of the Mortgage Loans were originally acquired by CITCF from The CIT Group/Sales Financing, Inc. pursuant to the terms of a Purchase Agreement annexed hereto as Exhibit 10.2 and some of the Mortgage Loans were originally acquired by CITCF from The CIT Group/Consumer Finance, Inc. (NY) pursuant to a Purchase Agreement annexed hereto as Exhibit 10.3.

      Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

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Item 7. Financial Statements and Exhibits.

(c) Exhibits.

      The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.          Description
-----------          -----------

   1.1 Underwriting Agreement among The CIT Group Securitization Corporation III, The CIT Group/Consumer Finance, Inc., The CIT Group, Inc. and Morgan Stanley & Co. Incorporated on behalf of itself and as representative of the several underwriters dated July 31, 1998.

   4.1 Pooling and Servicing Agreement between The CIT Group Securitization Corporation III, The CIT Group/Consumer Finance, Inc. and The Bank of New York, as Trustee, dated as of July 1, 1998

   4.2 Subservicing Agreement between The CIT Group/Consumer Finance, Inc. and The CIT Group/Sales Financing, Inc., dated as of July 1, 1998.

   10.1 Purchase Agreement between The CIT Group/Consumer Finance, Inc. and The CIT Group Securitization Corporation III, dated as of July 1, 1998.

   10.2 Purchase Agreement between The CIT Group/Consumer Finance, Inc. and The CIT Group/Sales Financing, Inc., dated as of July 1, 1998.

   10.3 Purchase Agreement between The CIT Group/Consumer Finance, Inc. and The CIT Group/Consumer Finance, Inc. (NY), dated as of July 1, 1998

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CIT Home Equity Loan Trust 1998-1

                                           By: The Bank of New York, as Trustee

                                           By: /s/ Anna H. Felt
                                              ----------------------------------
                                           Name: Anna H. Felt
                                           Title: Assistant Treasurer

Dated: August 12,1998